Exhibit 10.1

From	DVB Bank SE
Platz der Republik 6
D-60325
Frankfurt Am Main
Germany

To:	Navios Maritime Partners L.P.
Trust Company Complex
Ajeltake Road , Ajeltake Island
Majuro, Marshall Islands, MH96960

27 March 2013

Dear Sirs

Re:	Loan agreement dated as of 31 July 2012 (as amended and supplemented by a supplemental agreement dated 4 December 2012, the “Loan Agreement”) and made between (1) Navios Maritime Partners L.P. of the Marshall Islands as Borrower, (2) DVB Bank SE and Commerzbank AG as Lenders, (3) DVB Bank SE as Joint-Arranger, Agent and Security Trustee and (4) Commerzbank AG as Joint-Arranger, Payment Agent and, Account Bank

We refer to the Loan Agreement. Terms defined in the Loan Agreement shall have the same meanings when used in this letter.

At your request we hereby agree that, with effect from the date of this letter, the Loan Agreement be amended by:

1.	deleting in the definition of “Majority Lenders” (a) the words “when there are two Lenders, both of them, and at any time when there are more than two Lenders,” and (b) the figure “75%” and replacing it with “69.99%”; and

2.	adding at the end of the definition of “Security Value” the words “and (c) cash standing to the credit of the Retention Account (excluding the Retention Amounts) over which there is an Encumbrance as security for the obligations of the Borrower under this Agreement”.

Save for the amendments referred to above, the Loan Agreement and the other Security Documents shall continue in full force and effect.

This letter may be executed in any number of counterparts.

This letter shall be governed by, and construed in accordance with, English law.

Yours faithfully,

/s/ Ronan Le Du
RONAN LE DU for and on behalf of
DVB BANK SE as Agent

We hereby confirm our acceptance of and our agreement to the terms and conditions of the above letter.

Dated 27 March 2013

/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU
For and on behalf of
NAVIOS MARITIME PARTNERS L.P.

We on this 27th day of March 2013 hereby confirm and acknowledge that we have read and understood the terms and conditions of the above letter and agree in all respects to the same and confirm that the Security Documents to which we are a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Loan Agreement and shall, without limitation, secure the Loan.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
NAVIOS MARITIME OPERATING L.L.C.	NAVIOS SHIPMANAGEMENT INC.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
LIBRA SHIPPING ENTERPRISES	ALEGRIA SHIPPING CORPORATION
CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
FANTASTIKS SHIPPING CORPORATION	FELICITY SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
GALAXY SHIPPING CORPORATION	GEMINI SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
AURORA SHIPPING ENTERPRISES LTD.	HYPERION ENTERPRISES INC.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
SAGITTARIUS SHIPPING CORPORATION	PALERMO SHIPPING S.A.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
CHILALI CORP.	SURF MARITIME CO.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
ALDEBARAN SHIPPING CORPORATION	PROSPERITY SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
CUSTOMIZED DEVELOPMENT S.A.	PANDORA MARINE INC.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
KOHYLIA SHIPMANAGEMENT S.A.	ORBITER SHIPPING CORP.

/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU
For and on behalf of
JTC SHIPPING & TRADING LTD

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